                      INSURED
                      MUNICIPAL INCOME
                      FUND

                      (FORMERLY PAINEWEBBER PREMIER
                      INSURED MUNICIPAL INCOME FUND INC.)


                      SEMI-ANNUAL REPORT
                      SEPTEMBER 30, 1995

--------------------------------------------------------------------------------

Dear Shareholder,

During the six months ended September 30, 1995, the pace of U.S. economic growth slowed in response to the Federal Reserve Board's repeated increases in the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing. With seven short-term interest rate hikes between February 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate to 6.0%, and effectively doubled short-term interest rates in twelve months. On July 6, 1995, the Federal Reserve cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that inflationary pressures have eased enough to accommodate an adjustment in monetary policy from restrictive toward neutral.

MUNICIPAL MARKET OVERVIEW

During the first few months of 1995, the municipal market rebounded strongly from the lows reached in 1994, when the Fed's monetary tightening policy negatively affected municipal securities prices. The predominant theme in the municipal market early in 1995 was the lack of supply in the municipal market place. After years of high volume, new issue supply declined dramatically in 1994. A record $292 billion in new bonds were issued in 1993, while in 1994 new issue supply was reduced to $164 billion. Estimates for new issue supply in 1995 are approximately $144 billion. With fewer bonds entering the market, demand is generally exceeding supply, pushing up the prices of existing bonds.

This positive momentum during the first few months of 1995 culminated in a municipal bond market rally. Unfortunately, two events derailed the market's performance. Continued fall-out from the Orange County, California bankruptcy cast a pall on the market and investors became increasingly nervous about whether or not municipal bonds were secure. In addition, in the spring of 1995, politicians began exploring alternative restructuring ideas for the Federal tax code. Under certain proposals, the benefit of Federal tax-exemption would no longer be enjoyed solely by municipal bonds. If this were to happen, municipal bonds would no longer present as attractive an investment as they are now. As a result, the demand for municipals tapered off. We believe, however, that municipal bonds will continue to be a tax-advantaged product and that other forms of investments will continue to be subject to taxation. Given the nature of the political process, the final results of tax reform will probably not be clear until after the 1996 election. We will monitor this and keep the portfolio responsive to any changing investment environment.

PORTFOLIO REVIEW

Effective August 14, 1995, PaineWebber Premier Insured Municipal Income Fund commenced doing business under its trade name, Insured Municipal Income Fund (the 'Fund'). Municipal market performance during the six months ended September 30, 1995 was initially bolstered by the lack of new issue supply in 1995. However, new tax restructuring proposals and continued fallout from the Orange County bankruptcy stalled the market's performance during the last several months. The Fund's total return for the six months ended September 30, 1995, based on the Fund's net asset value was 6.50%, while the Fund's total return for the same time period based on the Fund's market value was 6.76%. As of September 30, 1995, the Fund's net asset value per share was $13.91, while its share price on the New York Stock Exchange was $11.50.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund paid dividends from net investment income to common shareholders, which totalled $0.37 per share of common stock during the six months ended September 30, 1995. On July 10th, 1995, the Fund declared a monthly dividend of $0.064 per common share, a 6.67% increase in the Fund's payout. The Fund's dividends benefitted from Mitchell Hutchins Asset Management Inc. voluntarily waiving 0.25% of the 0.90% annualized management fees from June 1 through September 30, 1995. In addition, the Fund's dividends were affected by the decreases in short-term interest rates. As short-term rates decreased, the benefit derived from the Fund's Auction Preferred Shares ('APS') increased, increasing the dividend paid to the Fund's common shareholders.

As you know, the Fund's dividends have benefitted in the past from the use of leverage through the issuance of APS. By investing the proceeds of the APS offering in longer-term insured municipal bonds, the Fund has been able to earn a spread, the difference between short- and long-term interest rates, over the rate paid on the APS, which is a short-term rate. The amount of the spread, after paying the costs attributable to the APS, increases the income dividends payable to common shareholders. As always, our goal is to provide the best use of leverage for the Fund to the common shareholders.

All of the Fund's long-term securities are insured by major bond insurers. As of September 30, 1995, the breakdown by insurers of bonds in the portfolio was as follows:

                               [INSERT PIE CHART]

MBIA        43.88%
AMBAC       30.68%
FGIC        15.34%
FSA          5.58%
CGIC         4.52%

As of September 30, 1995, the Fund's largest sectors as a percentage of the portfolio included: power, 22.3%; water, 20.4%; and hospital, 19.0%. During this period, the Fund's greatest concentrations of issues by state were Illinois, 15.7%; Texas, 10.9%; and Pennsylvania, 9.4%.

Going forward, our outlook is one of cautious optimism. The Federal Reserve Board appears to have engineered a 'soft landing'- a slowdown in economic growth without a decline into recession. If the Fed has been successful, it appears as though the direction of short-term interest rates will continue to decline. In addition, we believe the fundamentals are favorable for municipal bonds. With low new issue

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
supply expected for the remainder of 1995, the probable supply/demand imbalance is favorable. While all the talk about flat tax proposals may make for interesting conversation for the remainder of 1995 and the election year, we believe it is unlikely to pass through the legislature and into law. Our long-term outlook is for strength in the municipal market after the domestic economic picture becomes clearer.

We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,

/s/ Gregory W. Serbe

GREGORY W. SERBE
Managing Director,
  Mitchell Hutchins Asset Management Inc.
Portfolio Manager,
  Insured Municipal Income Fund

--------------------------------------------------------------------------------

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Portfolio of Investments
September 30, 1995 (unaudited)
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--96.31%
--------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
ALABAMA--1.56%
$ 1,625 Alabama Water Pollution
          Authority Control Revolving
          Fund Loan Series A
          (AMBAC Insured).............     Aaa       AAA      08/15/17   6.750%  $  1,752,350
  5,400 Birmingham Special Care
          Facilities Finance Authority
          Birmingham Baptist Medical
          Center
          (MBIA Insured)..............     Aaa       AAA      08/15/23    5.500     5,063,796
                                                                                 ------------
                                                                                    6,816,146
                                                                                 ------------
ALASKA--1.16%
  5,000 Anchorage General Obligation
          Bonds
          (AMBAC Insured).............     Aaa       AAA      06/01/23    6.250     5,060,600
                                                                                 ------------
CALIFORNIA--2.31%
  1,000 California State
          (FGIC Insured)..............     Aaa       AAA      11/01/12    7.000     1,119,830
  1,585 Contra Costa Water District
          (FGIC Insured)..............     Aaa       AAA      10/01/13    6.000     1,595,937
  5,000 Los Angeles County Sales Tax
          Commission Sales Tax Revenue
          Series B
          (FGIC Insured)..............     Aaa       AAA      07/01/15    6.500     5,225,050
  2,250 Los Angeles Wastewater System
          (MBIA Insured)..............     Aaa       AAA      06/01/20    5.700     2,163,420
                                                                                 ------------
                                                                                   10,104,237
                                                                                 ------------
DELAWARE--2.26%
 10,000 Delaware State Economic
          Development Authority
          Delmarva Power
          (MBIA Insured)..............     Aaa       AAA      06/01/21    5.900     9,868,800
                                                                                 ------------

DISTRICT OF COLUMBIA--0.89%
  4,000 District of Columbia Hospital
          Revenue Bonds
          Medlantic Health Care Group
          (MBIA Insured)..............     Aaa       AAA      08/15/14    5.750     3,914,080
                                                                                 ------------
ILLINOIS--15.70%
  4,000 Illinois Development Finance
          Authority Pollution
          Refunding Commonwealth
          Edison Company Project
          Series D
          (AMBAC Insured).............     Aaa       AAA      03/01/15    6.750     4,287,960
  4,500 Illinois Health Facilities
          Authority Franciscan Sisters
          Health Care
          (MBIA Insured)..............     Aaa       AAA      09/01/18    5.750     4,333,500
 10,000 Illinois Municipal Electric
          Agency
          (AMBAC Insured).............     Aaa       AAA      02/01/21    5.750     9,587,600

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-- (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
ILLINOIS (CONCLUDED)
$ 8,000 Central Lake County Joint
          Action Water Agency
          (FGIC Insured)..............     Aaa       AAA      05/01/20   5.375%  $ 7,351,280
 11,400 Chicago--O'Hare International                                    5.500
          Airport                                                          to
          (MBIA Insured)..............     Aaa       AAA      01/01/15   6.375    11,507,520
 17,220 Chicago 911 System
          (FGIC Insured)..............     Aaa       AAA      01/01/23   5.625    16,290,464
  4,600 Chicago Public Building
          (MBIA Insured)..............     Aaa       AAA      12/01/18   5.750     4,439,828
  8,000 Regional Transportation
          Authority
          (AMBAC Insured).............     Aaa       AAA      06/01/22   6.125     8,014,320
  2,750 Regional Transportation                               06/01/23   5.850
          Authority                                              to        to
          (FGIC Insured)..............     Aaa       AAA      06/01/25   7.100     2,782,788

                                                                                ------------
                                                                                  68,595,260
                                                                                ------------
INDIANA--4.73%
  2,500 Indiana Health Facilities
          Finance Authority Columbus
          Regional Hospital
          (CGIC Insured)..............     Aaa       AAA      08/15/22   5.500     2,312,075
  7,835 Indianapolis Gas & Utilities
          (FGIC Insured)..............     Aaa       AAA      06/01/21   5.375     7,177,879
 12,000 Marion County Convention
          Center
          (AMBAC Insured).............     Aaa       AAA      06/01/21   5.500    11,188,320
                                                                                ------------
                                                                                  20,678,274
                                                                                ------------
IOWA--1.02%
  4,625 Ames Hospital Authority
          Mary Greeley Medical Center
          (AMBAC Insured).............     Aaa       AAA      08/15/22   5.750     4,471,219
                                                                                ------------
KENTUCKY--4.60%
  1,150 Kentucky Development Finance
          Authority Hospital Revenue
          St Luke Hospital
          Incorporated Series A
          (MBIA Insured)..............     Aaa       AAA      10/01/21   7.000     1,273,752
 17,530 Louisville & Jefferson County                         05/15/24   6.500
          (AMBAC Insured).............     Aaa       AAA         to        to
                                                              05/15/25   6.750    18,815,196
                                                                                ------------
                                                                                  20,088,948
                                                                                ------------
LOUISIANA--3.23%
  2,000 Louisiana Public Facilities
          Authority
          Alton Oschner Hospital
          (AMBAC Insured).............     Aaa       AAA      05/15/17   6.000     1,987,820
  8,50  Louisiana Public Facilities
          Authority
          Alton Oschner Hospital
          (MBIA Insured)..............     Aaa       AAA      05/15/11   5.750     8,455,885

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-- (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
LOUISIANA (CONCLUDED)
$ 1,870 Louisiana Public Facilities
          Authority
          Tulane University
          (Pre-refunded with U.S.
          Government Securities to
          02/15/03 @102)..............     Aaa       AAA      02/15/18   5.750%  $ 2,021,301
  1,710 Louisiana Public Facilities
          Authority
          Tulane University
          (FGIC Insured)..............     Aaa       AAA      02/15/18   5.750     1,671,969
                                                                                ------------
                                                                                  14,136,975
                                                                                ------------
MAINE--2.07%
  9,390 Maine Health & Higher                                 07/01/23   5.500
          Educational Facilities                                 to        to
          (FSA Insured)...............     Aaa       AAA      07/01/24   7.000     9,022,676
                                                                                ------------
MASSACHUSETTS--2.45%
 10,000 Massachusetts State Health &
          Education Facility
          Brigham & Woman's Hospital
          (MBIA Insured)..............     Aaa       AAA      07/01/24   6.750    10,688,200
                                                                                ------------
MICHIGAN--1.94%
  8,770 Michigan State Housing Finance
          Authority
          (AMBAC Insured).............     Aaa       AAA      04/01/23   5.900     8,458,227
                                                                                ------------
NEVADA--5.69%
  7,750 Clark County Airport
          McCarran International
          Airport
          (AMBAC Insured).............     Aaa       AAA      07/01/22   6.000     7,637,470
  4,000 Clark County General
          Obligation Bonds
          (AMBAC Insured).............     Aaa       AAA      06/01/16   6.000     3,966,840

  2,000 Clark County Sanitation
          District
          (FGIC Insured)..............     Aaa       AAA      07/01/11   5.700     1,987,460
 11,500 Washoe County Gas and Water
          Sierra Power
          (MBIA Insured)..............     Aaa       AAA      06/01/23   5.900    11,253,210
                                                                                ------------
                                                                                  24,844,980
                                                                                ------------
NEW HAMPSHIRE--1.29%
  5,000 New Hampshire Higher Education
          & Health Authority
          Lakes Regional Hospital
          (FGIC Insured)..............     Aaa       AAA      01/01/17   5.500     4,695,700
  1,000 New Hampshire Higher Education
          & Health Authority
          University of New Hampshire
          (MBIA Insured)..............     Aaa       AAA      07/01/24   5.750       956,600
                                                                                ------------
                                                                                   5,652,300
                                                                                ------------

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-- (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
NEW JERSEY--1.21%
$ 5,000 Salem County Industrial
          Pollution Control
          Refunding Public Service
          Electric and Gas Series D
          (MBIA Insured)..............     Aaa       AAA      10/01/29   6.550%  $ 5,281,050
                                                                                ------------
NEW MEXICO--3.33%
  9,100 Gallup Pollution Control
          Revenue
          Plains Electric
          (MBIA Insured)..............     Aaa       AAA      08/15/17   6.650     9,694,867
  4,700 Santa Fe Water Revenue
          (AMBAC Insured).............     Aaa       AAA      06/01/24   6.300     4,833,715
                                                                                ------------
                                                                                  14,528,582

                                                                                ------------
NORTH CAROLINA--0.99%
  4,000 Piedmont Triad Airport
          Authority
          Airport Revenue Series A
          (MBIA Insured)..............     Aaa       AAA      07/01/16   6.750     4,304,680
                                                                                ------------
OHIO--0.77%
  3,000 Cleveland Public Power Systems
          Revenue
          First Mortgage Series A
          (MBIA Insured)..............     Aaa       AAA      11/15/24   7.000     3,374,310
                                                                                ------------
PENNSYLVANIA--9.39%
 16,435 Pennsylvania Intergovernmental                        06/15/15   5.600
          Cooperative Authority                                  to        to
          (MBIA Insured)..............     Aaa       AAA      06/15/23   5.625    15,614,202
  2,675 Pennsylvania Intergovernmental
          Cooperative Authority
          Philadelphia Funding Program
          (FGIC Insured)..............     Aaa       AAA      06/15/14   7.000     2,964,943
  6,130 North Wales Water Authority
          (FGIC Insured)..............     Aaa       AAA      11/01/16   5.500     5,786,536
 17,500 Philadelphia Water & Waste
          Authority
          (CGIC Insured)..............     Aaa       AAA      06/15/15   5.500    16,649,675
                                                                                ------------
                                                                                  41,015,356
                                                                                ------------
RHODE ISLAND--6.76%
 14,000 Rhode Island Convention Center
          Authority
          (AMBAC Insured).............     Aaa       AAA      05/15/27   5.750    13,428,940
 10,000 Rhode Island Depositors
          Economic Protection
          Corporation
          (FSA Insured)...............     Aaa       AAA      08/01/14   5.750     9,852,200
  7,000 Rhode Island Depositors
          Economic Protection
          Corporation
          (MBIA Insured)..............     Aaa       AAA      08/01/21   5.250     6,255,410
                                                                                ------------
                                                                                  29,536,550
                                                                                ------------

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-- (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
SOUTH CAROLINA--3.90%
$ 2,625 Charleston County Hospital
          Facilities Authority
          Bon Secours Health System
          (FSA Insured)...............     Aaa       AAA      08/15/25   5.625%  $ 2,464,586
 15,000 South Carolina Public Services                        07/01/21   5.500
          Authority                                              to       to
          (MBIA Insured)..............     Aaa       AAA      07/01/31   6.000    14,589,350
                                                                                ------------
                                                                                  17,053,936
                                                                                ------------
TENNESSEE--1.10%
  5,000 Sullivan County Health
          Education and Housing
          Facilities Board
          Holston Valley Health
          (MBIA Insured)..............     Aaa       AAA      02/15/20   5.750     4,821,900
                                                                                ------------
TEXAS--10.94%
  7,000 Austin Utilities System
          (AMBAC Insured).............     Aaa       AAA      11/15/16   5.750     6,807,710
 13,675 Bexar Metro Water District
          (MBIA Insured)..............     Aaa       AAA      05/01/22   5.875    13,502,011
 10,000 Lubbock Health Facilities
          Methodist Hospital
          (AMBAC Insured).............     Aaa       AAA      12/01/22   5.900     9,839,300
  9,005 Matagorda County Navigation
          District 1 Revenue Houston
          Light & Power A
          (AMBAC Insured).............     Aaa       AAA      03/01/27   6.700     9,643,545
  8,000 San Antonio Water Authority
          (MBIA Insured)..............     Aaa       AAA      05/15/16   6.000     8,007,840
                                                                                ------------
                                                                                  47,800,406
                                                                                ------------
WASHINGTON--2.05%
  5,000 Metropolitan Seattle Sewer
          (MBIA Insured)..............     Aaa       AAA      01/01/33   6.300     5,094,100

  4,000 Washington State Health Care
          Facilities
          Tacoma Hospital
          (FGIC Insured)..............     Aaa       AAA      08/15/22   5.750     3,841,240
                                                                                ------------
                                                                                   8,935,340
                                                                                ------------
WEST VIRGINIA--3.92%
 10,000 Marshall County Pollution
          Authority Ohio Power
          (MBIA Insured)..............     Aaa       AAA      04/01/22   5.900     9,790,100
  5,220 West Virginia School Building
          Authority
          (MBIA Insured)..............     Aaa       AAA      07/01/20   6.000     5,179,441
  2,245  West Virginia State Water
          Development Authority
          (FSA Insured)...............     Aaa       AAA      11/01/29   5.750     2,157,490
                                                                                ------------
                                                                                  17,127,031
                                                                                ------------

INSURED MUNICIPAL INCOME FUND
------------------------------------------------------------------------------
------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-- (concluded)
------------------------------------------------------------------------------

Principal
 Amount                                  Moody's     S&P     Maturity   Interest
  (000)                                  Rating     Rating     Dates     Rates      Value
  -----                                 ---------  --------  ----------  ------  -----------
WISCONSIN--1.05%
$ 1,500 Wisconsin Health & Educational
          Facility
          Bellin Memorial Hospital
          (AMBAC Insured).............     Aaa       AAA      02/15/19   5.500%  $ 1,393,815
  3,500 Wisconsin State Health &
          Educational Facilities
          Hospital Sisters Health
          System
          (MBIA Insured)..............     Aaa       AAA      06/01/18   5.375     3,202,220
                                                                                ------------
                                                                                   4,596,035
                                                                                ------------
TOTAL LONG-TERM MUNICIPAL NOTES (cost--$421,775,938).......                      420,776,098
                                                                                ------------

------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--2.15%
------------------------------------------------------------------------------

ALASKA--0.16%
   700  Valdez Alaska Marine Terminal
          Revenue Exxon Pipeline
          Company Project*............     P1        A-1+     10/01/25   4.400       700,000
                                                                                ------------
LOUISIANA--0.07%
   300  Louisiana Offshore*...........     P1        A-1+     09/01/08   4.500       300,000
                                                                                ------------
NEW YORK--1.35%
 4,400  New York City*................    VMIG1      A-1+     08/15/04   4.600
                                                                 to        to
                                                              08/01/20   4.750     4,400,000
 1,500  New York Energy Research
          Pollution Control*..........    VMIG1      A-1+     02/01/29   4.300     1,500,000
                                                                                ------------
                                                                                   5,900,000
                                                                                ------------
WYOMING--0.57%
 2,500  Lincoln County Pollution                              01/01/14   4.400
          Control*                                               to        to
          (Exxon).....................     P1        A-1+     08/01/15   4.600     2,500,000
                                                                                ------------
TOTAL SHORT-TERM MUNICIPAL NOTES (cost--$9,400,000)........                        9,400,000
                                                                                ------------
TOTAL INVESTMENTS (cost--$431,175,938)--98.46%.............                      430,176,098
Other assets in excess of liabilities--1.54%...............                        6,715,205
                                                                                ------------
NET ASSETS--100.00%........................................                     $436,891,303
                                                                                ------------
                                                                                ------------

------------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the stated maturities; the interest rates shown are the current rates as of September 30, 1995 and reset daily or weekly.

AMBAC -- American Municipal Bond Assurance Corporation
CGIC  -- Capital Guaranty Insurance Company
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
MBIA  -- Municipal Bond Insurance Association

                See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1995 (unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost--$431,175,938).......  $430,176,098
  Cash...........................................................         4,788
  Interest receivable............................................     7,162,934
  Deferred organizational expenses...............................       172,604
  Other assets...................................................         2,668
                                                                   ------------
    Total assets.................................................   437,519,092
                                                                   ------------
LIABILITIES
  Payable to investment adviser and administrator................       233,668
  Dividends payable to preferred shareholders....................       242,668
  Accrued expenses and other liabilities.........................       151,453
                                                                   ------------
    Total liabilities............................................       627,789
                                                                   ------------
NET ASSETS
  Auction Preferred Shares Series A, B, C & D--3,000
    non-participating shares authorized, issued and outstanding;
    $0.001 par value; $50,000 liquidation value..................   150,000,000
                                                                   ------------
  Common Stock--$0.001 par value; total authorized shares
    199,997,000; 20,628,363 shares issued and outstanding........        20,628
  Paid in capital in excess of par value of common shares........   288,757,700
  Overdistributed net investment income..........................        (7,997)
  Accumulated net realized losses from investment transactions...      (879,188)
  Net unrealized depreciation of investments.....................      (999,840)
                                                                   ------------
    Net assets applicable to common shareholders.................   286,891,303
                                                                   ------------
    Total net assets.............................................  $436,891,303
                                                                   ------------
                                                                   ------------
    Net asset value per common share ($286,891,303 applicable to
     20,628,363 common shares outstanding).......................  $      13.91
                                                                   ------------
                                                                   ------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended September 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest.......................................................  $12,789,709
                                                                    -----------
EXPENSES:
   Investment advisory and administration.........................    1,962,907
   Auction Preferred Shares expenses..............................      184,750
   Custody and accounting.........................................       74,289
   Reports and notices to shareholders............................       36,838
   Amortization of organizational expenses........................       30,855
   Legal and audit................................................       30,418
   Transfer agency and service expenses...........................       15,661
   Directors' fees................................................        4,500
   Other expenses.................................................        3,723
                                                                    -----------
                                                                      2,343,941
Less: Fee waivers from adviser....................................     (363,144)
                                                                    -----------
Net expenses......................................................    1,980,797
                                                                    -----------
NET INVESTMENT INCOME.............................................   10,808,912
                                                                    -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
   Net realized gains from investment transactions................      976,239
   Net change in unrealized appreciation/depreciation of
     investments..................................................    8,934,243
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES......    9,910,482
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $20,719,394
                                                                    -----------
                                                                    -----------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                     MONTHS ENDED  FOR THE YEAR
                                                      SEPTEMBER       ENDED
                                                       30, 1995     MARCH 31,
                                                     (UNAUDITED)       1995
                                                     ------------  ------------
FROM OPERATIONS:
   Net investment income...........................  $ 10,808,912  $ 17,868,156
   Net realized gains (losses) from investment
     transactions..................................       976,239      (905,404)
   Net change in unrealized
     appreciation/depreciation of investments......     8,934,243    12,047,873
                                                     ------------  ------------
   Net increase in net assets resulting from
     operations....................................    20,719,394    29,010,625
                                                     ------------  ------------

DIVIDENDS AND DISTRIBUTIONS:
   From net investment income--common
     stockholders..................................    (7,673,750)  (13,609,047)
   From net investment income--preferred
     stockholders..................................    (2,949,084)   (4,555,746)
   In excess of net investment income--common
     stockholders..................................        --          (321,858)
   In excess of net investment income--preferred
     stockholders..................................        --          (102,981)
                                                     ------------  ------------
    Total dividends and distributions to
    stockholders...................................   (10,622,834)  (18,589,632)
                                                     ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from the acquisition of PaineWebber
     Premier Intermediate Tax-Free Income Fund Inc.
     (net of reorganization costs of $286,400).....        --        82,548,499
                                                     ------------  ------------
   Net increase in net assets......................    10,096,560    92,969,492

NET ASSETS:
   Beginning of period............................ .  426,794,743   333,825,251
                                                     ------------  ------------
   End of period...................................  $436,891,303  $426,794,743
                                                     ------------  ------------
                                                     ------------  ------------


                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Statement of Cash Flows
For the Six Months Ended September 30, 1995 (unaudited)
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Interest received.............................................  $ 13,087,040
   Expenses paid (net of fee waivers)............................    (2,137,525)
   Sale of short-term portfolio investments, net.................       200,000
   Purchase of long-term portfolio investments...................   (13,097,368)
   Sale of long-term portfolio investments.......................    12,523,960
                                                                   ------------
   Net cash provided by operating activities.....................    10,576,107
                                                                   ------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Dividends paid from net investment income to common
     stockholders................................................    (7,673,750)
   Dividends paid from net investment income to preferred
     stockholders................................................    (2,906,314)
                                                                   ------------
   Net cash used for financing activities........................   (10,580,064)
                                                                   ------------
NET DECREASE IN CASH.............................................        (3,957)
CASH AT BEGINNING OF PERIOD......................................         8,745
                                                                   ------------
CASH AT END OF PERIOD............................................  $      4,788
                                                                   ------------
                                                                   ------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations..........  $ 20,719,394
                                                                   ------------
   Increase in cost of investments...............................    (1,388,693)
   Net change in unrealized appreciation/depreciation of
     investments.................................................    (8,934,243)
   Decrease in interest receivable...............................       336,377
   Decrease in deferred organizational expenses..................        30,855
   Decrease in other assets......................................         7,918
   Decrease in payable to investment adviser and administrator...       (90,976)
   Decrease in accrued expenses and other liabilities............      (104,525)
                                                                   ------------
      Total adjustments..........................................   (10,143,287)
                                                                   ------------

   Net cash provided by operating activities.....................  $ 10,576,107
                                                                   ------------
                                                                   ------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Insured Municipal Income Fund (formerly PaineWebber Premier Insured Municipal Income Fund Inc.) (the 'Fund') was incorporated in Maryland on February 18, 1993 as a closed-end, diversified management investment company. Effective August 14, 1995, the Fund commenced conducting business under the name 'Insured Municipal Income Fund.' The Board of Directors approved the change of the Fund's name at a meeting held on June 2, 1995, subject to shareholder approval of the change. Prior to June 8, 1993, the Fund had no activities other than organizational matters and the sale of 6,667 shares of common stock to Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated.

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, investment adviser and administrator of the Fund, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

     The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

     Federal Tax Status--The Fund intends to distribute all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At March 31, 1995, the Fund had a net capital loss carryforward of $1,326,176 available as a reduction, to the extent provided in the regulations, of future net capital gains realized, and will expire between March 31, 2002 and March 31, 2003.

     In addition, the Fund has a net capital loss carryforward of $13,925,432 at March 31, 1995 pursuant to its reorganization with PaineWebber Premier Intermediate Tax-Free Income Fund Inc. ('Premier Intermediate Fund'). This additional loss carryforward is available as a reduction, to the extent provided in the regulations, of future net capital gains realized, and will expire in 2002.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     In accordance with Treasury Regulations, the Fund has elected to defer realized losses arising after October 31, 1994. Such losses have been treated for tax purposes as arising on April 1, 1995. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

     Dividends and Other Distributions--The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ACQUISITION OF PAINEWEBBER PREMIER INTERMEDIATE TAX-FREE INCOME FUND INC.

     Effective as of the close of business on November 28, 1994, the Fund acquired all of the net assets of Premier Intermediate Fund in exchange for the shares of the Fund.

     The acquisition was accomplished by a tax-free exchange of 4,696,696 common shares of the Fund for 4,496,667 common shares of Premier Intermediate Fund and

600 Auction Preferred Shares Series A of Premier Intermediate Fund for 600 Auction Preferred Shares Series D of the Fund on November 28, 1994.

     Premier Intermediate Fund's net assets at that date were valued at $82,811,775 which included accumulated net losses of $13,925,432 and net unrealized appreciation of investments of $39,010.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an investment advisory and administration contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended September 30, 1995, Mitchell Hutchins voluntarily waived $363,144 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at September 30, 1995, was substantially the same as the cost of securities for financial statement purposes.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At September 30, 1995, the components of the net unrealized depreciation of investments were as follows:

     Gross depreciation (from investments having an excess of
       cost over value)..........................................  $ (8,014,337)
     Gross appreciation (from investments having an excess of
       value over cost)..........................................     7,014,497
                                                                   ------------
     Net unrealized depreciation of investments..................  $   (999,840)
                                                                   ------------
                                                                   ------------

     For the six months ended September 30, 1995, total aggregate purchases and sales of portfolio securities were $13,097,368 and $12,523,960, respectively.

CAPITAL STOCK

     Common Stock--There are 199,997,000 shares of $0.001 par value common stock authorized. Of the 20,628,363 common shares outstanding, 6,667 shares are owned by Mitchell Hutchins.

     Auction Preferred Shares--The Fund has issued 800 shares of Auction Preferred Shares, Series A, 800 shares of Auction Preferred Shares Series B and

800 shares of Auction Preferred Shares Series C which are referred to herein collectively as the 'APS.' On November 28, 1994, the Fund issued 600 shares of Auction Preferred Shares, Series D, also referred to herein as 'APS', in exchange for Series A of Premier Intermediate Fund. All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

     Dividends, which are cumulative, are generally reset every 7 days for APS Series A and D, 28 days for APS Series B and three months for APS Series C. Dividend rates ranged from 3.49% to 4.15% for the six months ended September 30, 1995. Effective October 23, 1995, Series A reset to a special dividend period of 364 days.

     The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

     The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                          Net Realized and      Net Increase
                                          Unrealized Gains       (Decrease)
                                            (Losses) from       in Net Assets
                        Net Investment       Investment        Resulting from
                            Income           Activities          Operations
                       ----------------   -----------------   -----------------
                                  Per                 Per                 Per
                        Total    Common    Total     Common    Total     Common
Quarter Ended          (000's)   Share    (000's)    Share    (000's)    Share
---------------------- -------   ------   --------   ------   --------   ------
September 30, 1995.... $ 5,469   $0.26    $  6,949   $0.34    $ 12,418   $ 0.60
June 30, 1995.........   5,340    0.26       2,961    0.14       8,301     0.40
                       -------   -----    --------   -----    --------   ------
      Totals.......... $10,809   $0.52    $  9,910   $0.48    $ 20,719   $ 1.00
                       -------   -----    --------   -----    --------   ------
                       -------   -----    --------   -----    --------   ------
March 31, 1995........ $ 5,203   $0.25    $ 29,543   $1.43    $ 34,746   $ 1.68
December 31, 1994*....   4,425    0.25      (8,026)  (0.67)     (3,601)   (0.42)
September 30, 1994....   4,128    0.26      (6,142)  (0.39)     (2,014)   (0.13)

June 30, 1994.........   4,112    0.26      (4,233)  (0.27)       (121)   (0.01)
                       -------   -----    --------   -----    --------   ------
      Totals.......... $17,868   $1.02    $ 11,142   $0.10    $ 29,010   $ 1.12
                       -------   -----    --------   -----    --------   ------
                       -------   -----    --------   -----    --------   ------
March 31, 1994........ $ 3,873   $0.24    $(32,592) $(2.05)   $(28,719)  $(1.81)
December 31, 1993.....   4,206    0.27      (3,236)  (0.20)        970     0.07
September 30, 1993....   3,319    0.21      10,729    0.67      14,048     0.88
June 30, 1993**.......     202    0.01       2,167    0.14       2,369     0.15
                       -------   -----    --------   -----    --------   ------
      Totals.......... $11,600   $0.73    $(22,932)  $(1.44)  $(11,332)  $(0.71)
                       -------   -----    --------   -----    --------   ------
                       -------   -----    --------   -----    --------   ------

---------------
 * Per common share amounts have been restated using the actual shares outstanding at the end of each month in the quarter to reflect the acquisition of PaineWebber Premier Intermediate Tax-Free Income Fund Inc.
** For the period June 8, 1993 (commencement of operations) to June 30, 1993.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period:

                                                               For the Six
                                                               Months Ended        For the       For the Period
                                                            September 30, 1995    Year Ended    June 8, 1993+ to
                                                               (unaudited)      March 31, 1995   March 31, 1994
                                                            ------------------  --------------  ----------------
Net asset value, beginning of period......................  $         13.42     $       13.42   $        15.00
                                                            ---------------     -------------   --------------
Net investment income.....................................             0.52              1.02**           0.73
Net realized and unrealized gains (losses) from investment
  transactions............................................             0.48              0.04            (1.44)
                                                            ---------------     -------------   --------------
Net increase (decrease) from investment operations........             1.00              1.06            (0.71)
                                                            ---------------     -------------   --------------
Dividends and distributions:
  From net investment income--common stockholders.........            (0.37)            (0.79)           (0.60)
  From net investment income--preferred stockholders......            (0.14)            (0.25)           (0.13)
  In excess of net investment income--common
     stockholders.........................................               --             (0.02)              --
  In excess of net investment income--preferred
     stockholders.........................................               --                --++             --

                                                            ---------------     -------------   --------------
Total dividends and distributions to shareholders.........            (0.51)            (1.06)           (0.73)
                                                            ---------------     -------------   --------------
Underwriting and offering costs incurred with the
  preferred stock offering charged to common stock........               --                --            (0.14)
                                                            ---------------     -------------   --------------
Net asset value, end of period............................  $         13.91     $       13.42   $        13.42
                                                            ---------------     -------------   --------------
                                                            ---------------     -------------   --------------
Per share market value, end of period.....................  $         11.50     $       11.13   $        13.00
                                                            ---------------     -------------   --------------
                                                            ---------------     -------------   --------------
Total investment return(1)................................             6.76%            (8.17)%          (9.74)%
                                                            ---------------     -------------   --------------
                                                            ---------------     -------------   --------------
Ratios to average net assets attributable to common
  shares:
  Total expenses, net of waivers from adviser.............             1.38%*            1.74%            1.57%*
  Total expenses, before waivers from adviser.............             1.64%*            1.74%            1.57%*
  Net investment income before preferred stock
     dividends............................................             7.56%*            7.94%            5.92%*
  Preferred stock dividends...............................             2.06%*            2.02%            0.98%*
  Net investment income available to common
     stockholders ........................................             5.50%*            5.92%            4.94%*
Supplemental data:
  Net assets, end of period (000's).......................  $       436,891     $     426,795   $      333,825
  Portfolio turnover rate.................................                3%                4%               8%
  Asset coverage per share of preferred stock, end of
     period ..............................................  $       145,630     $     142,265   $      139,094

------------------
  + Commencement of operations
 ++ Actual amount calculates to $0.00499 per common share
  * Annualized
 ** Calculated using the average share method
(1) Total investment return is calculated assuming a purchase of one share of common stock at the current market price on the first day of the period reported and the sale at the current market price on the last day of the period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods less than a year have not been annualized. Total investment return does not reflect brokerage commissions.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
THE FUND

     Insured Municipal Income Fund Inc. (the 'Fund') is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44 billion in assets under management as of October 31, 1995.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is 'PIF.' Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal and the New York Times and each week in Barron's, as well as in numerous other newspapers.

DISTRIBUTION POLICY

     The Fund's Board of Directors has established a Dividend Reinvestment Plan under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber Incorporated or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with its Dividend Reinvestment Plan.

INSURED MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Shareholder Information
--------------------------------------------------------------------------------

     The annual meeting of shareholders of the Fund was held on July 27, 1995. At the meeting Margo N. Alexander and Meyer Feldberg were elected by shareholders of Auction Preferred Shares ('APS') to serve as directors until the annual meeting of shareholders in 1996, or until their successors are elected and qualified. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, John R. Torell, III and William D. White were elected by holders of outstanding common stock and APS to serve as directors until the annual meeting of shareholders in 1996, or until their successors are elected and qualified. The selection of Ernst & Young LLP as the Fund's independent auditors was ratified.

     The votes were as follows:
                                          All Shares Voting Together
                                     ------------------------------------
                                    Shares Voted            Shares Withhold
                                        For                    Authority
                                     ----------                ----------
Richard Q. Armstrong...............  19,714,975                 153,784
E. Garret Bewkes, Jr...............  19,724,318                 144,441
Richard R. Burt....................  19,716,765                 151,994
John R. Torell, III................  19,716,765                 151,994
William D. White...................  19,710,734                 158,025


                                           Auction Preferred Shares
                                     ------------------------------------
                                    Shares Voted            Shares Withhold
                                        For                    Authority
                                     ----------                ----------
Meyer Feldberg.....................       1,457                     102
Margo N. Alexander.................       1,457                     102


                                          All Shares Voting Together
                                     ------------------------------------
                                       Shares       Shares       Shares
                                       Voted        Voted       Withhold
                                        For        Against     Authority
                                     ----------   ----------   ----------
Ratification of the selection of
  Ernst & Young LLP................  19,747,260     58,589       62,911

     Broker non-votes and abstentions are included within the 'Shares Withhold Authority' totals.

                                            ------------------------------------

                                            DIRECTORS

                                            E. Garrett Bewkes, Jr., Chairman
                                            Margo N. Alexander
                                            Richard Q. Armstrong
                                            Richard R. Burt
                                            Meyer Feldberg
                                            John R. Torell, III
                                            William D. White
                                            ------------------------------------

                                            PRINCIPAL OFFICERS

                                            Margo N. Alexander

                                            President

                                            Victoria E. Schonfeld
                                            Vice President

                                            Dianne E. O'Donnell
                                            Vice President and Secretary

                                            Greg W. Serbe
                                            Vice President

                                            Julian F. Sluyters
                                            Vice President and Treasurer
                                            ------------------------------------

                                            INVESTMENT ADVISER AND
                                            ADMINISTRATOR

                                            Mitchell Hutchins Asset Management
                                            Inc.
                                            1285 Avenue of the Americas
                                            New York, New York 10019
                                            ------------------------------------

                                            Notice is hereby given in accordance
                                            with Section 23(c) of the Investment
                                            Company Act of 1940 that from time
                                            to time the Fund may purchase at
                                            market prices shares of its common
                                            stock in the open market.

                                            The financial information included
                                            herein is taken from the records of
                                            the Fund without examination by
                                            independent auditors, who do not
                                            express an opinion thereon.

                                            This report is sent to the
                                            shareholders of the Fund for their
                                            information. It is not a prospectus,
                                            circular or representation intended
                                            for use in the purchase or sale of
                                            shares of the Fund or of any
                                            securities mentioned in the report.

                                            (Copyright) 1995 PaineWebber
                                            Incorporated

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